Investor Supplement Second Quarter 2022 The condensed consolidated financial statements and financial exhibits included herein are unaudited and should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. The Allstate Corporation

Condensed Consolidated Statements of Operations 1 Segment Results 13 Contribution to Income 2 Book Value per Common Share and Debt to Capital 3 Return on Allstate Common Shareholders' Equity 4 Segment Results and Other Statistics 14 Policies in Force 5 Segment Results 15 Results 6 Profitability Measures 7 Investment Position and Results 16 Impact of Net Rate Changes Implemented on Premiums Written 8 Investment Position and Results by Strategy 17 Auto Profitability Measures 9 Auto Statistics 10 18,19 Allstate Brand Auto State Profitability 11 Homeowners Profitability Measures 12 20 Property-Liability Allstate Protection The Allstate Corporation Investor Supplement - Second Quarter 2022 Table of Contents Consolidated Operations Protection Services Definitions of Non-GAAP Measures Glossary Items included in the glossary are denoted with a caret (^) the first time used. Allstate Health and Benefits Investments Corporate and Other

The Allstate Corporation
Condensed Consolidated Statements of Operations

($ in millions, except per share data)	Three months ended						Six months ended	
	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021	June 30, 2022	June 30, 2021
Revenues								
Property and casualty insurance premiums ^	$ 11,362	$ 10,981	$ 10,852	$ 10,615	$ 10,444	$ 10,307	$ 22,343	$ 20,751
Accident and health insurance premiums and contract charges ^	466	469	459	460	447	455	935	902
Other revenue ^	563	560	587	536	494	555	1,123	1,049
Net investment income	562	594	847	764	974	708	1,156	1,682
Net gains (losses) on investments and derivatives	(733)	(267)	266	105	287	426	(1,000)	713
Total revenues	12,220	12,337	13,011	12,480	12,646	12,451	24,557	25,097
Costs and expenses								
Property and casualty insurance claims and claims expense	9,367	7,822	7,804	8,264	7,207	6,043	17,189	13,250
Shelter-in-Place Payback expense	-	-	-	-	29	-	-	29
Accident, health and other policy benefits	269	269	278	277	252	242	538	494
Amortization of deferred policy acquisition costs	1,619	1,612	1,602	1,582	1,545	1,523	3,231	3,068
Operating costs and expenses	1,850	1,902	1,956	1,890	1,683	1,731	3,752	3,414
Pension and other postretirement remeasurement (gains) losses	259	(247)	(240)	40	(134)	(310)	12	(444)
Restructuring and related charges	1	12	25	23	71	51	13	122
Amortization of purchased intangibles	87	87	109	109	105	53	174	158
Interest expense	83	83	84	69	91	86	166	177
Total costs and expenses	13,535	11,540	11,618	12,254	10,849	9,419	25,075	20,268
Income (loss) from operations before income tax expense	(1,315)	797	1,393	226	1,797	3,032	(518)	4,829
Income tax expense (benefit)	(291)	151	281	20	362	626	(140)	988
Net income (loss) from continuing operations	(1,024)	646	1,112	206	1,435	2,406	(378)	3,841
Income (loss) from discontinued operations, net of tax	-	-	(321)	325	196	(3,793)	-	(3,597)
Net income (loss)	(1,024)	646	791	531	1,631	(1,387)	(378)	244
Less: Net income (loss) attributable to noncontrolling interest	(9)	(10)	(26)	(7)	6	(6)	(19)	-
Net income (loss) attributable to Allstate	(1,015)	656	817	538	1,625	(1,381)	(359)	244
Less: Preferred stock dividends	27	26	27	30	30	27	53	57
Net income (loss) applicable to common shareholders	$ (1,042)	$ 630	$ 790	$ 508	$ 1,595	$ (1,408)	$ (412)	$ 187
Earnings per common share								
Basic								
Continuing operations	$ (3.81)	$ 2.27	$ 3.90	$ 0.62	$ 4.68	$ 7.88	$ (1.49)	$ 12.59
Discontinued operations	-	-	(1.13)	1.11	0.66	(12.53)	-	(11.97)
Total	$ (3.81)	$ 2.27	$ 2.77	$ 1.73	$ 5.34	$ (4.65)	$ (1.49)	$ 0.62
Diluted								
Continuing operations	$ (3.81) (1)	$ 2.24	$ 3.84	$ 0.62	$ 4.61	$ 7.78	$ (1.49) (1)	$ 12.41
Discontinued operations	-	-	(1.11)	1.09	0.65	(12.38)	-	(11.80)
Total	$ (3.81)	$ 2.24	$ 2.73	$ 1.71	$ 5.26	$ (4.60)	$ (1.49)	$ 0.61
Weighted average common shares - Basic	273.8	278.1	285.0	293.1	298.8	302.5	275.9	300.6
Weighted average common shares - Diluted	273.8 (1)	281.8	289.0	297.9	303.3	306.4	275.9 (1)	304.9
Cash dividends declared per common share	$ 0.85	$ 0.85	$ 0.81	$ 0.81	$ 0.81	$ 0.81	$ 1.70	$ 1.62

(1) Due to a net loss reported for the three and six months ended June 30, 2022, calculation uses weighted average shares of 273.8 million and 275.9 million, which excludes weighted average diluted shares of 3.2 million and 3.5 million, respectively.

The Allstate Corporation 2Q22 Supplement

1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)	Three months ended						Six months ended	
	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021	June 30, 2022	June 30, 2021
Contribution to income								
Net income (loss) applicable to common shareholders	$ (1,042)	$ 630	$ 790	$ 508	$ 1,595	$ (1,408)	$ (412)	$ 187
Net (gains) losses on investments and derivatives	733	267	(266)	(105)	(287)	(426)	1,000	(713)
Pension and other postretirement remeasurement (gains) losses	259	(247)	(240)	40	(134)	(310)	12	(444)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments	-	-	(1)	-	-	1	-	1
Business combination expenses and the amortization of purchased intangibles	87	87	109	109	105	75	174	180
Business combination fair value adjustment	-	-	-	-	(6)	-	-	(6)
(Gain) loss on disposition of operations	(27)	16	-	-	-	-	(11)	-
(Income) loss from discontinued operations	-	-	177	(235)	(493)	4,163	-	3,670
Income tax expense (benefit)	(219)	(27)	227	(100)	369	(224)	(246)	145
Adjusted net income (loss) *	$ (209)	$ 726	$ 796	$ 217	$ 1,149	$ 1,871	$ 517	$ 3,020
Income per common share - Diluted								
Net income (loss) applicable to common shareholders	$ (3.81) [1]	$ 2.24	$ 2.73	$ 1.71	$ 5.26	$ (4.60)	$ (1.49) [2]	$ 0.61
Net (gains) losses on investments and derivatives	2.68	0.95	(0.92)	(0.35)	(0.95)	(1.39)	3.58	(2.34)
Pension and other postretirement remeasurement (gains) losses	0.95	(0.88)	(0.83)	0.13	(0.44)	(1.01)	0.05	(1.46)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments	-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles	0.32	0.31	0.38	0.37	0.35	0.25	0.63	0.59
Business combination fair value adjustment	-	-	-	-	(0.02)	-	-	(0.02)
(Gain) loss on disposition of operations	(0.10)	0.06	-	-	-	-	(0.04)	-
(Income) loss from discontinued operations	-	-	0.61	(0.79)	(1.63)	13.59	-	12.04
Income tax expense (benefit)	(0.80)	(0.10)	0.78	(0.34)	1.22	(0.73)	(0.88)	0.48
Adjusted net income (loss) *	$ (0.76) [1]	$ 2.58	$ 2.75	$ 0.73	$ 3.79	$ 6.11	$ 1.85	$ 9.90
Weighted average common shares - Diluted	273.8 [1]	281.8	289.0	297.9	303.3	306.4	279.4	304.9

[1] Due to a net loss reported for the three months ended June 30, 2022, calculation uses weighted average shares of 273.8 million, which excludes weighted average diluted shares of 3.2 million.
[2] Due to a net loss reported for the six months ended June 30, 2022, calculation uses weighted average shares of 275.9 million, which excludes weighted average diluted shares of 3.5 million.

The Allstate Corporation 2Q22 Supplement

2

The Allstate Corporation
Book Value per Common Share and Debt to Capital

($ in millions, except per share data)	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021
Book value per common share						
Numerator:						
Allstate common shareholders' equity [1]	$ 18,145	$ 21,242	$ 23,209	$ 24,759	$ 26,037	$ 24,649
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding [2]	274.3	279.7	284.7	292.6	301.6	304.0
Book value per common share	$ 66.15	$ 75.95	$ 81.52	$ 84.62	$ 86.33	$ 81.08
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities						
Numerator:						
Allstate common shareholders' equity	$ 18,145	$ 21,242	$ 23,209	$ 24,759	$ 26,037	$ 24,649
Less: Unrealized net capital gains and losses on fixed income securities	(2,141)	(995)	601	1,830	2,167	1,680
Adjusted Allstate common shareholders' equity	$ 20,286	$ 22,237	$ 22,608	$ 22,929	$ 23,870	$ 22,969
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding	274.3	279.7	284.7	292.6	301.6	304.0
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	73.96	79.50	79.41	78.36	79.14	75.56
Total debt	$ 7,970	$ 7,973	$ 7,976	$ 7,980	$ 7,996	$ 7,996
Total capital resources	$ 28,085	$ 31,185	$ 33,155	$ 34,709	$ 36,203	$ 34,815
Ratio of debt to Allstate shareholders' equity	39.6 %	34.3 %	31.7 %	29.9 %	28.3 %	29.8 %
Ratio of debt to capital resources	28.4 %	25.6 %	24.1 %	23.0 %	22.1 %	23.0 %

(1) Excludes equity related to preferred stock of $1,970 million at June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021 and $2,170 million at June 30, 2021 and March 31, 2021.

(2) Common shares outstanding were 271,217,672 and 280,594,850 as of June 30, 2022 and December 31, 2021, respectively.

The Allstate Corporation 2Q22 Supplement

3

The Allstate Corporation
Return on Allstate Common Shareholders' Equity

($ in millions)

	Twelve months ended					
	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021
Return on Allstate common shareholders' equity						
Numerator:						
Net income applicable to common shareholders [1]	$ 886	$ 3,523	$ 1,485	$ 3,293	$ 3,911	$ 3,540
Denominator:						
Beginning Allstate common shareholders' equity	$ 26,037	$ 24,649	$ 28,247	$ 25,293	$ 25,016	$ 22,203
Ending Allstate common shareholders' equity [2]	18,145	21,242	23,209	24,759	26,037	24,649
Average Allstate common shareholders' equity ^	$ 22,091	$ 22,946	$ 25,728	$ 25,026	$ 25,527	$ 23,426
Return on Allstate common shareholders' equity	4.0 %	15.4 %	5.8 %	13.2 %	15.3 %	15.1 %
Adjusted net income return on Allstate common shareholders' equity						
Numerator:						
Adjusted net income * [1]	$ 1,530	$ 2,888	$ 4,033	$ 4,829	$ 5,512	$ 5,179
Denominator:						
Beginning Allstate common shareholders' equity	$ 26,037	$ 24,649	$ 28,247	$ 25,293	$ 25,016	$ 22,203
Less: Unrealized net capital gains and losses	2,164	1,680	3,180	2,744	2,602	530
Adjusted beginning Allstate common shareholders' equity	23,873	22,969	25,067	22,549	22,414	21,673
Ending Allstate common shareholders' equity [2]	18,145	21,242	23,209	24,759	26,037	24,649
Less: Unrealized net capital gains and losses	(2,138)	(995)	598	1,828	2,164	1,680
Adjusted ending Allstate common shareholders' equity	20,283	22,237	22,611	22,931	23,873	22,969
Average adjusted Allstate common shareholders' equity ^	$ 22,078	$ 22,603	$ 23,839	$ 22,740	$ 23,144	$ 22,321
Adjusted net income return on Allstate common shareholders' equity *	6.9 %	12.8 %	16.9 %	21.2 %	23.8 %	23.2 %

[1] Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
[2] Excludes equity related to preferred stock of $1,970 million at June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021 and $2,170 million at June 30, 2021 and March 31, 2021.

The Allstate Corporation 2Q22 Supplement

4

The Allstate Corporation
Policies in Force

	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021
Policies in force statistics (in thousands) [(1)]						
Allstate Protection						
Auto	26,192	26,071	25,916	25,654	25,614	25,453
Homeowners	7,197	7,165	7,159	7,138	7,111	7,090
Other personal lines	4,919	4,894	4,866	4,848	4,816	4,774
Commercial lines	311	312	315	319	322	325
Total	38,619	38,442	38,256	37,959	37,863	37,642
Allstate brand						
Auto	21,979	21,968	21,972	21,951	21,920	21,824
Homeowners	6,566	6,536	6,525	6,496	6,459	6,427
National General						
Auto	4,213	4,103	3,944	3,703	3,694	3,629
Homeowners	631	629	634	642	652	663
Protection Services						
Allstate Protection Plans	137,292	139,992	141,073	141,809	139,453	133,510
Allstate Dealer Services	3,921	3,924	3,956	3,980	4,013	3,996
Allstate Roadside	519	518	525	533	539	540
Allstate Identity Protection	2,961	2,949	2,802	3,197	3,041	2,702
Total	144,693	147,383	148,356	149,519	147,046	140,748
Allstate Health and Benefits	4,368	4,484	4,333	4,378	4,452	4,522
Total policies in force	187,680	190,309	190,945	191,856	189,361	182,912

(1) Policy counts are based on items rather than customers.

- A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
- PIF does not reflect banking relationships for our lender-placed insurance products to customers including fire, home and flood products, as well as collateral protection insurance and guaranteed asset protection products for automobiles.
- Commercial lines PIF for shared economy agreements reflect contracts that cover multiple drivers as opposed to individual drivers.
- Allstate Roadside reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner.
- Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs.
- Allstate Protection Plans represents active consumer product protection plans.
- Allstate Identity Protection reflects individual customer counts for identity protection products.
- Allstate Health and Benefits reflects certificate counts as opposed to group counts.

The Allstate Corporation 2Q22 Supplement

5

The Allstate Corporation
Property-Liability Results

($ in millions, except ratios)	Three months ended June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021	Six months ended June 30, 2022	June 30, 2021
Premiums written	$ 11,509	$ 10,761	$ 10,301	$ 10,966	$ 10,323	$ 9,768	$ 22,270	$ 20,091
(Increase) decrease in unearned premiums	(599)	(258)	121	(672)	(312)	(280)	(857)	(592)
Other	(36)	(5)	(32)	(135)	(2)	408	(41)	406
Premiums earned	10,874	10,498	10,390	10,159	10,009	9,896	21,372	19,905
Other revenue	355	347	366	365	321	385	702	706
Claims and claims expense	(9,231)	(7,702)	(7,683)	(8,145)	(7,103)	(5,945)	(16,933)	(13,048)
Shelter-in-Place Payback expense	-	-	-	-	(29)	-	-	(29)
Amortization of deferred policy acquisition costs	(1,355)	(1,348)	(1,345)	(1,346)	(1,319)	(1,303)	(2,703)	(2,622)
Operating costs and expenses	(1,450)	(1,445)	(1,507)	(1,477)	(1,313)	(1,325)	(2,895)	(2,638)
Restructuring and related charges	2	(12)	(32)	(15)	(66)	(32)	(10)	(98)
Amortization of purchased intangibles	(59)	(58)	(76)	(75)	(71)	(19)	(117)	(90)
Underwriting income (loss) [(1)]	$ (864)	$ 280	$ 113	$ (534)	$ 429	$ 1,657	$ (584)	$ 2,086
Catastrophe losses	$ (1,108)	$ (462)	$ (528)	$ (1,269)	$ (952)	$ (590)	$ (1,570)	$ (1,542)
Claims expense excluding catastrophe expense ^	(651)	(621)	(642)	(563)	(558)	(553)	(1,272)	(1,111)
Operating ratios and reconciliations to underlying ratios								
Loss ratio	84.9	73.3	73.9	80.2	71.0	60.1	79.2	65.5
Effect of catastrophe losses	(10.2)	(4.4)	(5.1)	(12.5)	(9.5)	(6.0)	(7.3)	(7.7)
Effect of prior year non-catastrophe reserve reestimates	(3.8)	(1.5)	(1.8)	(1.6)	0.2	(0.1)	(2.7)	0.1
Underlying loss ratio *	70.9	67.4	67.0	66.1	61.7	54.0	69.2	57.9
Expense ratio ^	23.0	24.0	25.0	25.1	24.7	23.2	23.5	24.0
Effect of amortization of purchased intangibles	(0.5)	(0.5)	(0.7)	(0.8)	(0.7)	(0.1)	(0.5)	(0.5)
Underlying expense ratio *	22.5	23.5	24.3	24.3	24.0	23.1	23.0	23.5
Effect of advertising expense	(2.3)	(3.3)	(2.9)	(3.2)	(3.1)	(3.2)	(2.8)	(3.1)
Effect of restructuring and related charges	-	(0.1)	(0.3)	(0.1)	(0.6)	(0.3)	-	(0.5)
Effect of Coronavirus related expenses ^	-	-	-	-	(0.2)	-	-	-
Adjusted underwriting expense ratio *	20.2	20.1	21.1	21.0	20.1	19.6	20.2	19.9
Claims expense ratio excluding catastrophe expense ^	6.0	5.9	6.2	5.5	5.6	5.6	6.0	5.6
Adjusted expense ratio *	26.2	26.0	27.3	26.5	25.7	25.2	26.2	25.5
Combined ratio	107.9	97.3	98.9	105.3	95.7	83.3	102.7	89.5
Effect of catastrophe losses	(10.2)	(4.4)	(5.1)	(12.5)	(9.5)	(6.0)	(7.3)	(7.7)
Effect of prior year non-catastrophe reserve reestimates	(3.8)	(1.5)	(1.8)	(1.6)	0.2	(0.1)	(2.7)	0.1
Effect of amortization of purchased intangibles	(0.5)	(0.5)	(0.7)	(0.8)	(0.7)	(0.1)	(0.5)	(0.5)
Underlying combined ratio *	93.4	90.9	91.3	90.4	85.7	77.1	92.2	81.4
Effect of Run-off Property-Liability on combined ratio	-	-	-	1.2	-	0.1	-	-
[(1)] **Underwriting income (loss)**								
Allstate brand	$ (825)	$ 251	$ 174	$ (311)	$ 414	$ 1,515	$ (574)	$ 1,929
National General	(38)	29	(62)	(112)	15	138	(9)	153
Answer Financial	2	2	3	2	2	7	4	9
Total underwriting income (loss) for Allstate Protection	(861)	282	115	(421)	431	1,660	(579)	2,091
Run-off Property-Liability	(3)	(2)	(2)	(113)	(2)	(3)	(5)	(5)
Total underwriting income (loss) for Property-Liability	$ (864)	$ 280	$ 113	$ (534)	$ 429	$ 1,657	$ (584)	$ 2,086
Other financial information								
Net investment income	$ 506	$ 558	$ 804	$ 710	$ 931	$ 673	$ 1,064	$ 1,604
Income tax (expense) benefit on operations	79	(175)	(195)	(26)	(283)	(475)	(96)	(758)
Net income (loss) attributable to noncontrolling interest, after-tax	(10)	(10)	(27)	(7)	6	(6)	(20)	-
Amortization of purchased intangibles	(59)	(58)	(76)	(75)	(71)	(19)	(117)	(90)

The Allstate Corporation 2Q22 Supplement
6

The Allstate Corporation
Allstate Protection Profitability Measures

($ in millions, except ratios)

	Three months ended						Six months ended	
	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021	June 30, 2022	June 30, 2021
Premiums written								
Auto (1)	$ 7,470	$ 7,562	$ 6,864	$ 7,171	$ 6,818	$ 7,012	$ 15,032	$ 13,830
Homeowners (2)	3,133	2,401	2,680	3,004	2,722	2,083	5,534	4,805
Other personal lines	609	504	517	584	579	476	1,113	1,055
Commercial lines	297	294	240	207	204	197	591	401
Total	$ 11,509	$ 10,761	$ 10,301	$ 10,966	$ 10,323	$ 9,768	$ 22,270	$ 20,091
Net premiums earned								
Auto (1)	$ 7,348	$ 7,081	$ 7,019	$ 6,912	$ 6,883	$ 6,809	$ 14,429	$ 13,692
Homeowners (2)	2,686	2,603	2,602	2,522	2,411	2,392	5,289	4,803
Other personal lines	545	531	532	521	519	505	1,076	1,024
Commercial lines	295	283	237	204	196	190	578	386
Total	$ 10,874	$ 10,498	$ 10,390	$ 10,159	$ 10,009	$ 9,896	$ 21,372	$ 19,905
Underwriting income (loss)								
Auto (1)	$ (578)	$ (147)	$ (300)	$ (159)	$ 394	$ 1,327	$ (725)	$ 1,721
Homeowners (2)	(186)	410	335	(277)	(7)	268	224	261
Other personal lines	11	18	121	40	39	33	29	72
Commercial lines	(135)	(22)	(77)	(54)	(25)	(2)	(157)	(27)
Other business lines ^	25	21	33	27	28	27	46	55
Answer Financial	2	2	3	2	2	7	4	9
Total	$ (861)	$ 282	$ 115	$ (421)	$ 431	$ 1,660	$ (579)	$ 2,091
Claims expense excluding catastrophe expense	$ 650	$ 619	$ 641	$ 560	$ 556	$ 552	$ 1,269	$ 1,108
Operating ratios and reconciliations to underlying ratios								
Loss ratio	84.9	73.3	73.9	79.0	71.0	60.0	79.2	65.5
Effect of catastrophe losses	(10.2)	(4.4)	(5.1)	(12.5)	(9.5)	(6.0)	(7.3)	(7.7)
Effect of prior year non-catastrophe reserve reestimates	(3.8)	(1.5)	(1.8)	(0.4)	0.2	-	(2.7)	0.1
Underlying loss ratio *	70.9	67.4	67.0	66.1	61.7	54.0	69.2	57.9
Expense ratio	23.0	24.0	25.0	25.1	24.7	23.2	23.5	24.0
Effect of amortization of purchased intangibles	(0.5)	(0.5)	(0.7)	(0.8)	(0.7)	(0.1)	(0.5)	(0.5)
Underlying expense ratio *	22.5	23.5	24.3	24.3	24.0	23.1	23.0	23.5
Effect of advertising expense	(2.3)	(3.3)	(2.9)	(3.2)	(3.1)	(3.2)	(2.8)	(3.1)
Effect of restructuring and related charges	-	(0.1)	(0.3)	(0.2)	(0.6)	(0.3)	-	(0.5)
Effect of Coronavirus related expenses	-	-	-	-	(0.2)	-	-	-
Adjusted underwriting expense ratio *	20.2	20.1	21.1	20.9	20.1	19.6	20.2	19.9
Combined ratio	107.9	97.3	98.9	104.1	95.7	83.2	102.7	89.5
Underlying combined ratio *	93.4	90.9	91.3	90.4	85.7	77.1	92.2	81.4
Claims expense ratio excluding catastrophe expense	6.0	5.9	6.2	5.5	5.6	5.6	5.9	5.6

(1) 2021 results include certain National General commercial lines insurance products.
(2) 2021 results include National General packaged policies, which include auto, and commercial lines insurance products.

The Allstate Corporation 2Q22 Supplement

7

Number of locations (1) Total brand (%) (2) (3) Location specific (%) (4) Number of locations Total brand (%) (3) Location specific (%) 30 2.5 8.7 28 3.6 9.3 13 0.7 5.4 17 1.4 4.8 19 2.7 6.0 24 1.9 4.6 10 0.7 6.5 4 1.2 8.3 Number of locations Total brand (%) Location specific (%) Number of locations Total brand (%) Location specific (%) 25 2.9 7.1 20 0.3 2.1 11 1.0 6.7 10 0.3 4.2 22 2.4 5.7 13 2.5 5.6 13 1.0 7.1 8 1.1 6.2 (1) (2) (3) (4) The Allstate Corporation Three months ended March 31, 2022 Three months ended September 30, 2021 Three months ended December 31, 2021 National General Auto Homeowners Allstate brand Auto Homeowners Three months ended June 30, 2022 Allstate Protection Impact of Net Rate Changes Implemented on Premiums Written Allstate brand Auto Homeowners National General Refers to the number of U.S. states, the District of Columbia or Canadian provinces where rate changes have been implemented. Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. National General operates in 50 states and the District of Columbia. Auto Homeowners Represents the impact in the locations where rate changes were implemented during the period as a percentage of its respective total prior year-end premiums written in those same locations. Total Allstate brand implemented auto insurance rate increases totaled $601 million in the second quarter of 2022, after implementing $862 million of rate increases in the first quarter of 2022. Represents the impact in the locations where rate changes were implemented during the period as a percentage of total brand prior year-end premiums written. The Allstate Corporation 2Q22 Supplement 8

The Allstate Corporation
Auto Profitability Measures

($ in millions, except ratios)	Three months ended						Six months ended	
	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021	June 30, 2022	June 30, 2021
Allstate Protection								
Premiums written	$ 7,470	$ 7,562	$ 6,864	$ 7,171	$ 6,818	$ 7,012	$ 15,032	$ 13,830
Net premiums earned	7,348	7,081	7,019	6,912	6,883	6,809	14,429	13,692
Underwriting income (loss)	(578)	(147)	(300)	(159)	394	1,327	(725)	1,721
Operating ratios and reconciliations to underlying ratios								
Loss ratio	84.9	77.6	78.9	76.9	68.7	57.2	81.3	63.0
Effect of catastrophe losses	(1.5)	(0.6)	(1.3)	(2.9)	(2.2)	(0.4)	(1.0)	(1.3)
Effect of prior year non-catastrophe reserve reestimates	(3.8)	(2.1)	(2.1)	(1.1)	0.4	0.2	(2.9)	0.3
Underlying loss ratio *	79.6	74.9	75.5	72.9	66.9	57.0	77.4	62.0
Expense ratio	23.0	24.5	25.4	25.4	25.6	23.3	23.7	24.4
Effect of amortization of purchased intangibles	(0.5)	(0.6)	(0.7)	(0.7)	(0.7)	(0.2)	(0.6)	(0.4)
Underlying expense ratio *	22.5	23.9	24.7	24.7	24.9	23.1	23.1	24.0
Combined ratio	107.9	102.1	104.3	102.3	94.3	80.5	105.0	87.4
Effect of catastrophe losses	(1.5)	(0.6)	(1.3)	(2.9)	(2.2)	(0.4)	(1.0)	(1.3)
Effect of prior year non-catastrophe reserve reestimates ("PYRR")	(3.8)	(2.1)	(2.1)	(1.1)	0.4	0.2	(2.9)	0.3
Effect of amortization of purchased intangibles ("APIA")	(0.5)	(0.6)	(0.7)	(0.7)	(0.7)	(0.2)	(0.6)	(0.4)
Underlying combined ratio *	102.1	98.8	100.2	97.6	91.8	80.1	100.5	86.0
Effect of Shelter-in-Place Payback expense on combined and expense ratios	-	-	-	-	0.4	-	-	0.2
Allstate brand								
Premiums written	$ 6,374	$ 6,308	$ 5,937	$ 6,153	$ 5,952	$ 6,060	$ 12,682	$ 12,012
Net premiums earned	6,253	6,073	6,029	6,009	6,036	6,014	12,326	12,050
Underwriting income (loss)	(578)	(137)	(236)	(123)	364	1,203	(715)	1,567
Combined ratio	109.2	102.3	103.9	102.0	94.0	80.0	105.8	87.0
Effect of catastrophe losses, non-catastrophe PYRR and APIA	(5.6)	(3.0)	(3.5)	(4.5)	(2.0)	(0.4)	(4.3)	(1.1)
Underlying combined ratio *	103.6	99.3	100.4	97.5	92.0	79.6	101.5	85.9
National General								
Premiums written	$ 1,096	$ 1,254	$ 927	$ 1,018	$ 866	$ 952	$ 2,350	$ 1,818
Net premiums earned	1,095	1,008	990	903	847	795	2,103	1,642
Underwriting income (loss)	-	(10)	(64)	(36)	30	124	(10)	154
Combined ratio	100.0	101.0	106.5	104.0	96.5	84.4	100.5	90.6
Effect of catastrophe losses, non-catastrophe PYRR and APIA [(1)]	(6.6)	(5.6)	(7.5)	(6.3)	(6.7)	(0.6)	(6.1)	(3.7)
Underlying combined ratio *	93.4	95.4	99.0	97.7	89.8	83.8	94.4	86.9

(1) Includes 2.9 points and 3.1 points in the second quarter and first six months of 2022, respectively, and 5.5 points and 3.4 points in the second quarter and first six months of 2021, respectively, related to the effect of amortization of purchased intangibles.

The Allstate Corporation 2Q22 Supplement 9

June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 June 30, 2022 June 30, 2021 959 964 829 932 926 929 1,923 1,855 672 718 504 516 495 542 1,390 1,037 Total 1,631 1,682 1,333 1,448 1,421 1,471 3,313 2,892 619 599 544 610 620 613 1,218 1,233 571 631 436 447 435 455 1,202 890 441 452 353 391 366 403 893 769 Total 1,631 1,682 1,333 1,448 1,421 1,471 3,313 2,892 644 626 610 604 600 607 635 604 87.5 87.5 87.2 87.2 87.1 86.7 87.5 86.9 7.1 18.4 21.5 16.6 47.3 (18.8) 12.3 6.6 5.1 15.1 21.9 21.4 49.5 (10.5) 9.8 13.5 Property damage gross claim frequency ̂(% change year-over-year) Auto Statistics National General brand Exclusive agency channel Allstate Protection by channel Direct channel Independent agency channel Three months ended Allstate Protection by brand New issued applications (in thousands) ^ Allstate brand Collision gross claim frequency (% change year-over-year) The Allstate Corporation Six months ended Average premium - gross written ̂($) Allstate brand Renewal ratio ̂(%) The Allstate Corporation 2Q22 Supplement 10

Number of States(2) Total brand premium (%) Location specific (%) (3) Number of States Total brand premium (%) Location specific (%) 17 15.0 10.8 28 26.8 5.8 11 21.6 8.8 8 10.7 10.0 23 63.4 8.6 15 62.5 10.9 Number of States Total brand premium (%) Location specific (%) Number of States Total brand premium (%) Location specific (%) 26 29.2 5.9 24 27.5 - 11 14.9 5.4 13 19.1 0.2 14 55.9 8.2 14 53.4 4.2 (1) (2) (3) The Allstate Corporation Three months ended March 31, 2022 Three months ended September 30, 2021 Three months ended December 31, 2021 >100 Underlying combined ratio* <96 96-100 Three months ended June 30, 2022 Allstate Brand (1) Auto State Profitability Allstate brand excluding Esurance and Canada. Reflects 50 U.S. states plus District of Columbia. Represents the impact in the locations where rate changes were implemented during the period as a percentage of its respective total prior year- end premiums written in those same locations. Underlying combined ratio* <96 96-100 >100 The Allstate Corporation 2Q22 Supplement 11

The Allstate Corporation
Homeowners Profitability Measures

($ in millions, except ratios)	Three months ended						Six months ended	
	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021	June 30, 2022	June 30, 2021
Allstate Protection								
Premiums written	$ 3,133	$ 2,401	$ 2,680	$ 3,004	$ 2,722	$ 2,083	$ 5,534	$ 4,805
Net premiums earned	2,686	2,603	2,602	2,522	2,411	2,392	5,289	4,803
Underwriting income (loss)	(186)	410	335	(277)	(7)	268	224	261
Operating ratios and reconciliations to underlying ratios								
Loss ratio	82.3	60.4	61.7	85.9	76.3	64.9	71.6	70.6
Effect of catastrophe losses	(34.3)	(14.8)	(16.6)	(38.0)	(30.3)	(20.7)	(24.7)	(25.5)
Effect of prior year non-catastrophe reserve reestimates	(1.7)	0.1	-	(0.6)	0.3	(0.2)	(0.8)	-
Underlying loss ratio *	46.3	45.7	45.1	47.3	46.3	44.0	46.1	45.1
Expense ratio	24.6	23.8	25.4	25.1	24.0	23.9	24.2	24.0
Effect of amortization of purchased intangibles	(0.6)	(0.5)	(0.9)	(0.8)	(0.8)	(0.2)	(0.6)	(0.5)
Underlying expense ratio *	24.0	23.3	24.5	24.3	23.2	23.7	23.6	23.5
Combined ratio	106.9	84.2	87.1	111.0	100.3	88.8	95.8	94.6
Effect of catastrophe losses	(34.3)	(14.8)	(16.6)	(38.0)	(30.3)	(20.7)	(24.7)	(25.5)
Effect of prior year non-catastrophe reserve reestimates ("PYRR")	(1.7)	0.1	-	(0.6)	0.3	(0.2)	(0.8)	-
Effect of amortization of purchased intangibles ("APIA")	(0.6)	(0.5)	(0.9)	(0.8)	(0.8)	(0.2)	(0.6)	(0.5)
Underlying combined ratio *	70.3	69.0	69.6	71.6	69.5	67.7	69.7	68.6
New issued applications (in thousands)								
Allstate Protection by brand								
Allstate brand	263	235	225	259	258	220	498	478
National General brand	40	27	25	28	27	22	67	49
Total	303	262	250	287	285	242	565	527
Allstate Protection by channel								
Exclusive agency channel	222	201	194	225	226	195	423	421
Direct channel	27	23	22	24	22	16	50	38
Independent agency channel	54	38	34	38	37	31	92	68
Total	303	262	250	287	285	242	565	527
Allstate brand								
Premiums written	$ 2,665	$ 2,020	$ 2,225	$ 2,452	$ 2,313	$ 1,727	$ 4,685	$ 4,040
Net premiums earned	2,281	2,210	2,152	2,080	2,032	2,008	4,491	4,040
Underwriting income (loss)	(132)	368	350	(208)	7	262	236	269
Combined ratio	105.8	83.3	83.7	110.0	99.7	87.0	94.7	93.3
Effect of catastrophe losses, non-catastrophe PYRR and APIA	(38.8)	(16.6)	(17.9)	(42.5)	(33.1)	(23.7)	(27.8)	(28.3)
Underlying combined ratio *	67.0	66.7	65.8	67.5	66.6	63.3	66.9	65.0
Average premium - gross written ($)	1,590	1,554	1,489	1,443	1,404	1,360	1,574	1,384
Renewal ratio (%)	86.9	86.2	87.0	87.1	87.3	87.0	86.6	87.2
Gross claim frequency (%)	(0.8)	(4.6)	1.4	3.4	10.4	19.3	(2.7)	14.5
Paid claim severity ^ (%)	22.6	25.4	15.0	15.0	8.3	1.4	24.0	4.7
National General								
Premiums written	$ 468	$ 381	$ 455	$ 552	$ 409	$ 356	$ 849	$ 765
Net premiums earned	405	393	450	442	379	384	798	763
Underwriting income (loss)	(54)	42	(15)	(69)	(14)	6	(12)	(8)
Combined ratio	113.3	89.3	103.3	115.6	103.7	98.4	101.5	101.0
Effect of catastrophe losses, non-catastrophe PYRR and APIA [(1)]	(24.4)	(7.4)	(15.3)	(24.6)	(19.0)	(7.8)	(16.0)	(13.3)
Underlying combined ratio *	88.9	81.9	88.0	91.0	84.7	90.6	85.5	87.7

(1) Includes 3.2 points and 3.0 points in the second quarter and first six months of 2022, respectively, and 4.8 points and 2.8 points in the second quarter and first six months of 2021, respectively, related to the effect of amortization of purchased intangibles.

The Allstate Corporation 2Q22 Supplement

12

The Allstate Corporation
Protection Services Segment Results

($ in millions)

	Three months ended						Six months ended	
	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021	June 30, 2022	June 30, 2021
Protection Services								
Net premiums written	$ 670	$ 630	$ 716	$ 651	$ 692	$ 583	$ 1,300	$ 1,275
Premiums earned	$ 488	$ 483	$ 462	$ 456	$ 435	$ 411	$ 971	$ 846
Other revenue	91	94	91	85	88	90	185	178
Intersegment insurance premiums and service fees	38	41	42	46	46	41	79	87
Net investment income	12	9	11	10	12	10	21	22
Claims and claims expense	(128)	(123)	(124)	(122)	(109)	(103)	(251)	(212)
Amortization of deferred policy acquisition costs	(228)	(221)	(214)	(206)	(194)	(181)	(449)	(375)
Operating costs and expenses	(213)	(218)	(227)	(209)	(203)	(198)	(431)	(401)
Restructuring and related charges	-	-	(2)	1	(4)	(9)	-	(13)
Income tax expense on operations	(16)	(12)	(9)	(16)	(15)	(12)	(28)	(27)
Less: net income attributable to noncontrolling interest	1	-	1	-	-	-	1	-
Adjusted net income [(1)]	43	53	29	45	56	49	96	105
Depreciation	6	6	6	7	7	8	12	15
Restructuring and related charges	-	-	2	(1)	4	9	-	13
Income tax expense on operations	16	12	9	16	15	12	28	27
Adjusted earnings before taxes, depreciation and restructuring *	$ 65	$ 71	$ 46	$ 67	$ 82	$ 78	$ 136	$ 160
Allstate Protection Plans								
Net premiums written	$ 456	$ 429	$ 519	$ 439	$ 467	$ 388	$ 885	$ 855
Premiums earned	$ 318	$ 313	$ 298	$ 295	$ 279	$ 260	$ 631	$ 539
Revenue ^	338	329	314	311	295	275	667	570
Claims and claims expense	(82)	(77)	(80)	(77)	(70)	(66)	(159)	(136)
Amortization of deferred policy acquisition costs	(123)	(119)	(113)	(109)	(100)	(91)	(242)	(191)
Other costs and expenses ^	(83)	(80)	(88)	(80)	(70)	(61)	(163)	(131)
Restructuring and related charges	-	-	(1)	(2)	(2)	-	-	(2)
Income tax expense on operations	(13)	(10)	(8)	(11)	(11)	(12)	(23)	(23)
Less: net income attributable to noncontrolling interest	1	-	1	-	-	-	1	-
Adjusted net income	$ 36	$ 43	$ 23	$ 32	$ 42	$ 45	$ 79	$ 87
Allstate Dealer Services								
Revenue	$ 139	$ 135	$ 135	$ 129	$ 130	$ 123	$ 274	$ 253
Adjusted net income	8	9	9	7	10	8	17	18
Allstate Roadside								
Revenue	$ 64	$ 65	$ 61	$ 64	$ 60	$ 59	$ 129	$ 119
Adjusted net income	1	2	-	1	2	4	3	6
Arity								
Revenue	$ 52	$ 62	$ 62	$ 62	$ 64	$ 64	$ 114	$ 128
Adjusted net income (loss)	(1)	(1)	(1)	1	1	2	(2)	3
Allstate Identity Protection								
Revenue	$ 36	$ 36	$ 34	$ 31	$ 32	$ 31	$ 72	$ 63
Adjusted net income (loss)	(1)	-	(2)	4	1	(10)	(1)	(9)

(1) Adjusted net income is the GAAP segment measure.

The Allstate Corporation 2Q22 Supplement

13

The Allstate Corporation
Allstate Health and Benefits Segment Results and Other Statistics

($ in millions)	Three months ended						Six months ended	
	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021	June 30, 2022	June 30, 2021
Allstate Health and Benefits								
Premiums	$ 437	$ 438	$ 429	$ 436	$ 421	$ 428	$ 875	$ 849
Contract charges	29	31	30	24	26	27	60	53
Other revenue [1]	92	95	111	85	83	80	187	163
Net investment income	16	17	18	18	19	19	33	38
Accident, health and other policy benefits	(269)	(269)	(278)	(277)	(252)	(242)	(538)	(494)
Amortization of deferred policy acquisition costs	(36)	(43)	(43)	(30)	(32)	(39)	(79)	(71)
Operating costs and expenses	(185)	(202)	(205)	(206)	(186)	(190)	(387)	(376)
Restructuring and related charges	(2)	-	-	(8)	(1)	-	(2)	(1)
Income tax expense on operations	(17)	(14)	(14)	(9)	(16)	(18)	(31)	(34)
Adjusted net income ^	$ 65	$ 53	$ 48	$ 33	$ 62	$ 65	$ 118	$ 127
Interest credited to contractholder funds	(9)	(8)	(9)	(8)	(8)	(9)	(17)	(17)
Benefit ratio ^	55.8 %	55.7 %	58.6 %	58.5 %	54.6 %	51.2 %	55.7 %	52.9 %
Premiums and contract charges								
Employer voluntary benefits ^	$ 257	$ 266	$ 262	$ 251	$ 255	$ 263	$ 523	$ 518
Group health ^	95	94	90	90	87	83	189	170
Individual health ^	114	109	107	119	105	109	223	214
Total	$ 466	$ 469	$ 459	$ 460	$ 447	$ 455	$ 935	$ 902

(1) Reflects commission revenue, administrative fees, agency fees and technology fees from the group health and individual health business.

The Allstate Corporation 2Q22 Supplement

14

June 30, 2022 March 31, 2022 Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 June 30, 2022 June 30, 2021 25$ 24$ 19$ 1$ 2$ -$ 49$ 2$ 28 10 14 26 12 6 38 18 (75) (59) (57) (41) (28) (32) (134) (60) (1) - 9 (1) - (10) (1) (10) (83) (83) (83) (69) (91) (86) (166) (177) 26 23 22 19 23 26 49 49 (27) (26) (27) (30) (30) (27) (53) (57) (107)$ (111)$ (103)$ (95)$ (112)$ (123)$ (218)$ (235)$ The Allstate Corporation Corporate and Other Segment Results Three months ended Preferred stock dividends Adjusted net loss ^ Six months ended Net investment income Operating costs and expenses Restructuring and related charges Interest expense Income tax benefit on operations ($ in millions) Other revenue The Allstate Corporation 2Q22 Supplement 15

The Allstate Corporation
Investment Position and Results

($ in millions)	As of or for the three months ended						As of or for the six months ended	
	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021	June 30, 2022	June 30, 2021
Investment position								
Fixed income securities, at fair value	$ 41,282	$ 40,745	$ 42,136	$ 39,989	$ 42,825	$ 40,594	$ 41,282	$ 42,825
Equity securities ^	4,681	5,315	7,061	3,807	3,059	3,154	4,681	3,059
Mortgage loans, net	848	855	821	752	786	902	848	786
Limited partnership interests ^	7,943	7,977	8,018	7,578	7,073	6,367	7,943	7,073
Short-term, at fair value	4,384	4,344	4,009	6,428	5,516	6,017	4,384	5,516
Other investments, net	1,917	2,532	2,656	3,286	3,311	3,042	1,917	3,311
Total	$ 61,055	$ 61,768	$ 64,701	$ 61,840	$ 62,570	$ 60,076	$ 61,055	$ 62,570
Net investment income								
Fixed income securities	$ 299	$ 267	$ 278	$ 279	$ 290	$ 301	$ 566	$ 591
Equity securities	34	36	49	24	13	14	70	27
Mortgage loans	9	8	12	9	12	10	17	22
Limited partnership interests	224	292	506	438	651	378	516	1,029
Short-term investments	10	2	2	1	1	1	12	2
Other investments	42	40	56	50	48	41	82	89
Investment income, before expense	618	645	903	801	1,015	745	1,263	1,760
Less: Investment expense	(56)	(51)	(56)	(37)	(41)	(37)	(107)	(78)
Net investment income	$ 562	$ 594	$ 847	$ 764	$ 974	$ 708	$ 1,156	$ 1,682
Pre-tax yields on fixed income securities ^	2.8 %	2.6 %	2.8 %	2.8 %	2.9 %	3.1 %	2.7 %	3.0 %
Net gains (losses) on investments and derivatives, pre-tax by transaction type								
Sales	$ (303)	$ (127)	$ 137	$ 80	$ 115	$ 246	$ (430)	$ 361
Credit losses	(13)	(11)	(44)	(12)	12	2	(24)	14
Valuation change of equity investments	(689)	(447)	178	(9)	163	167	(1,136)	330
Valuation change and settlements of derivatives	272	318	(5)	46	(3)	11	590	8
Total	$ (733)	$ (267)	$ 266	$ 105	$ 287	$ 426	$ (1,000)	$ 713
Total return on investment portfolio ^								
Net investment income	0.9 %	0.9 %	1.3 %	1.2 %	1.6 %	1.2 %	1.8 %	2.8 %
Valuation-interest bearing	(2.6)	(3.1)	(0.5)	(0.2)	0.7	(1.8)	(5.7)	(1.1)
Valuation-equity investments	(1.1)	(0.6)	0.3	-	0.3	0.4	(1.7)	0.7
Total	(2.8) %	(2.8) %	1.1 %	1.0 %	2.6 %	(0.2) %	(5.6) %	2.4 %
Fixed income securities portfolio duration ^ (in years)	3.8	3.8	4.2	4.8	4.6	4.8	3.8	4.6
Fixed income securities portfolio duration including interest rate derivative positions (in years)	3.2	3.1	3.8	4.6	4.6	4.9	3.2	4.6

The Allstate Corporation 2Q22 Supplement

16

The Allstate Corporation
Investment Position and Results by Strategy

($ in millions)	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021	March 31, 2021	June 30, 2022 (six months)	June 30, 2021 (six months)
	As of or for the three months ended						As of or for the six months ended	
Investment Position								
Market-based ^								
Interest-bearing investments ^	$ 47,457	$ 47,480	$ 48,589	$ 49,386	$ 51,367	$ 49,422	$ 47,457	$ 51,367
Equity securities	4,259	4,915	6,689	3,455	2,676	2,787	4,259	2,676
LP and other alternative investments ^	485	548	805	486	317	298	485	317
Total	$ 52,201	$ 52,943	$ 56,083	$ 53,327	$ 54,360	$ 52,507	$ 52,201	$ 54,360
Performance-based ^								
Private equity [1]	$ 6,996	$ 6,943	$ 6,726	$ 6,589	$ 6,327	$ 5,702	$ 6,996	$ 6,327
Real estate	1,858	1,882	1,892	1,924	1,883	1,867	1,858	1,883
Total	$ 8,854	$ 8,825	$ 8,618	$ 8,513	$ 8,210	$ 7,569	$ 8,854	$ 8,210
Investment income								
Market-based								
Interest-bearing investments	$ 336	$ 296	$ 316	$ 319	$ 330	$ 331	$ 632	$ 661
Equity securities	29	26	45	17	17	15	55	32
LP and other alternative investments	4	3	4	17	9	9	7	18
Investment income, before expense	369	325	365	353	356	355	694	711
Investee level expenses	(1)	(2)	(2)	(1)	(1)	(1)	(3)	(2)
Income for yield calculation	$ 368	$ 323	$ 363	$ 352	$ 355	$ 354	$ 691	$ 709
Pre-tax yield	2.7 %	2.4 %	2.7 %	2.7 %	2.7 %	2.8 %	2.5 %	2.8 %
Performance-based								
Private equity [1]	$ 129	$ 248	$ 378	$ 400	$ 552	$ 330	$ 377	$ 882
Real estate	120	72	160	48	107	60	192	167
Investment income, before expense	249	320	538	448	659	390	569	1,049
Investee level expenses	(13)	(14)	(22)	(11)	(10)	(12)	(27)	(22)
Income for yield calculation	$ 236	$ 306	$ 516	$ 437	$ 649	$ 378	$ 542	$ 1,027
Pre-tax yield	10.7 %	14.1 %	24.2 %	21.0 %	33.0 %	20.7 %	12.4 %	27.0 %
Total return on investments portfolio								
Market-based	(3.7) %	(3.8) %	0.4 %	0.3 %	1.7 %	(1.1) %	(7.5) %	0.7 %
Performance-based	3.1	4.0	6.1	5.7	8.6	6.3	7.1	14.9
Internal rate of return [2] ^								
Performance-based								
10 year	13.0 %	13.0 %	12.9 %	12.4 %	12.1 %	11.7 %		
5 year	14.1	13.9	13.9	13.2	12.1	10.8		
3 year	15.2	15.0	14.0	12.4	10.7	8.5		
1 year	24.6	27.7	32.6	31.4	27.3	11.1		

[1] Includes other asset classes, including infrastructure investments.
[2] 2021 calculations are based on consolidated results including held for sale investments.

The Allstate Corporation 2Q22 Supplement

17

• Net gains and losses on investments and derivatives • Pension and other postretirement remeasurement gains and losses • Business combination expenses and the amortization or impairment of purchased intangibles • Income or loss from discontinued operations • Gain or loss on disposition of operations • Adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years • Related income tax expense or benefit of these items Underlying expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangible assets. Amortization or Impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The underlying expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. A reconciliation of underlying expense ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Adjusted underwriting expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of advertising expense, restructuring and related charges, amortization or impairment of purchased intangibles and Coronavirus related expenses on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the advertising expense, restructuring and related charges, amortization or impairment of purchased intangibles and Coronavirus related expenses. Advertising expense is excluded as it may vary significantly from period to period based on business decisions and competitive position. Restructuring and related charges are excluded because these items are not indicative of our business results or trends. Coronavirus related expenses are excluded because these items are related to programs offered during the peak of the pandemic that are no longer available. Amortization or impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price. These are not indicative of our business results or trends. A reduction in expenses enables investment flexibility that can drive growth. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The adjusted underwriting expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Adjusted expense ratio is a non-GAAP ratio, which is computed as the combination of the adjusted underwriting expense ratio and claims expense ratio excluding catastrophe expense. We believe it is useful for investors to evaluate this ratio which is linked to a long-term expense ratio improvement commitment through 2024. The most directly comparable GAAP measure is the expense ratio. The adjusted expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Underlying combined ratio is a non-GAAP ratio, which is the sum of the underlying loss and underlying expense ratios. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedule "Property-Liability Results", "Auto Profitability Measures" and "Homeowners Profitability Measures". Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income (loss) applicable to common shareholders, excluding: Net income (loss) applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of net gains and losses on investments and derivatives, pension and other postretirement remeasurement gains and losses, business combination expenses and the amortization or impairment of purchased intangibles, income or loss from discontinued operations, gain or loss on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items and the related tax expense or benefit of these items. Net gains and losses on investments and derivatives, and pension and other postretirement remeasurement gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Business combination expenses, income or loss from discontinued operations and gain or loss on disposition of operations are excluded because they are non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income (loss) applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss) applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income (loss) applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income (loss) applicable to common shareholders is provided in the schedule, "Contribution to Income". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio, and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". The Allstate Corporation 2Q22 Supplement 18

Definitions of Non-GAAP Measures (continued) Protection Services adjusted earnings before taxes, depreciation and restructuring, is a non-GAAP measure, which is computed as adjusted net income (loss), excluding taxes, depreciation and restructuring. Adjusted net income (loss) is the GAAP measure that is most directly comparable to adjusted earnings before taxes, depreciation and restructuring. We use adjusted earnings before taxes, depreciation and restructuring, as an important measure to evaluate Protection Services' results of operations. We believe that the measure provides investors with a valuable measure of Protection Services' ongoing performance because it reveals trends that may be obscured by the taxes, depreciation and restructuring expenses. Taxes, depreciation and restructuring are excluded because these are not directly attributable to the underlying operating performance of Protection Services' segment. Adjusted earnings before taxes, depreciation and restructuring highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of adjusted net income (loss) to assess our performance. We believe it is useful for investors to evaluate adjusted net income (loss), adjusted earnings before taxes, depreciation and restructuring, and their components separately and in the aggregate when reviewing and evaluating Protection Services segment’s performance. Adjusted earnings before taxes, depreciation and restructuring should not be considered a substitute for adjusted net income (loss) and does not reflect the overall profitability of our business. A reconciliation of adjusted net income (loss) to adjusted earnings before taxes, depreciation and restructuring, is provided in the schedule, "Protection Services Segment Results". Adjusted net income return on Allstate common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of Allstate common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on Allstate common shareholders’ equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average Allstate common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily applicable to Allstate's earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income (loss) applicable to common shareholders and return on Allstate common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on Allstate common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on Allstate common shareholders’ equity from return on Allstate common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on Allstate common shareholders’ equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on Allstate common shareholders’ equity and return on Allstate common shareholders’ equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on Allstate common shareholders’ equity should not be considered a substitute for return on Allstate common shareholders’ equity and does not reflect the overall profitability of our business. A reconciliation of return on Allstate common shareholders' equity and adjusted net income return on Allstate common shareholders' equity can be found in the schedule, "Return on Allstate Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing Allstate common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth applicable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share and Debt to Capital". The Allstate Corporation 2Q22 Supplement 19

Glossary Consolidated Operations Accident and health insurance premiums and contract charges are reported in the Allstate Health and Benefits segment and include employer voluntary benefits, group health and individual health products. Adjusted net income is the GAAP segment measure used for the Protection Services, Allstate Health and Benefits, and Corporate and Other segments. Average Allstate common shareholders' equity and average adjusted Allstate common shareholders' equity are determined using a two-point average, with the beginning and ending Allstate common shareholders' equity and Allstate adjusted common shareholders' equity, respectively, for the twelve-month period as data points. Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. Property and casualty insurance premiums are reported in the Allstate Protection and Protection Services segments and include auto, homeowners, other personal lines and commercial lines insurance products, as well as consumer product protection plans, roadside assistance and finance and insurance products. Property-Liability Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is generally 6 months for auto and 12 months for homeowners. Claims expense ratio excluding catastrophe expense: Incurred loss adjustment expenses, net of reinsurance, excluding expenses related to catastrophes. These expenses are embedded within the loss ratio. Coronavirus related expenses includes shelter-in-place payback and special payment plan bad debt expenses. Expense ratio: Other revenue is deducted from other costs and expenses in the expense ratio calculation. Gross claim frequency is calculated as annualized notice counts, excluding counts associated with catastrophe events, received in the period divided by the average of policies in force with the applicable coverage during the period. It includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). The percent change in gross claim frequency is calculated as the amount of increase or decrease in the gross claim frequency in the current period compared to the same period in the prior year, divided by the prior year gross claim frequency. New issued applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. Other business lines primarily represent commissions earned and other costs and expenses for Ivantage and non-proprietary life and annuity products. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year, divided by the prior year paid claim severity. Renewal ratio: Renewal policy item counts issued during the period, based on contract effective dates, divided by the total policy item counts issued generally 6 months prior for auto or 12 months prior for homeowners. Allstate Health and Benefits Investments Duration measures the price sensitivity of assets and liabilities to changes in interest rates. Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. Interest-bearing investments comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank loans and derivatives. Internal rate of return is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. Limited partnership interests: Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the investee financial statements. LP and other investments comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments. Market-based investments include publicly traded equity securities classified as limited partnerships. Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity, including infrastructure investments, and real estate, most of which were limited partnerships. Pre-tax yields: Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, net gains and losses on investments and derivative instruments, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage and bank loans divided by the average fair value balances. Employer voluntary benefits includes supplemental life and health products offered through workplace enrollment. Group health includes health products and administrative services sold to employers. Individual health includes short-term medical and other health products sold directly to individuals. Protection Services Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. Revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, revenue earned from external customers and net investment income. Benefit ratio is accident, health and other policy benefits less interest credited to contractholder funds, divided by premiums and contract charges. The Allstate Corporation 2Q22 Supplement 20